UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Dallas Street, Suite 2000 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On May 16, 2018, Talos Energy Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission (the “Commission”) to report the consummation of the transactions contemplated by that certain Transaction Agreement, dated as of November 21, 2017 (the “Transaction Agreement”), among Stone Energy Corporation (“Stone”), the Company, Sailfish Merger Sub Corporation, Talos Energy LLC (“Talos”) and Talos Production LLC, pursuant to which, among other things, (i) each of Stone and Talos become wholly owned subsidiaries of the Company and (ii) Stone was converted into a Delaware limited liability company with the name of “Talos Petroleum LLC.”

This Current Report on Form 8-K/A amends the Original Report to (i) include the historical unaudited financial statements of Stone and the pro forma condensed combined financial information of the Company required by Item 9.01(a) (Financial Statements of Business Acquired) and Item 9.01(b) (Pro Forma Financial Information) of Form 8-K that were excluded from the Original Report in reliance on the instructions to such items and (ii) re-file Exhibit 10.2, a portion of which was inadvertently omitted from the Original Report.

The Company previously reported (i) the audited consolidated balance sheet of Stone as of December 31, 2017 and December 31, 2016 and the related audited consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for each of the periods from January 1, 2017 through February 28, 2017 and from March 1, 2017 through December 31, 2017, and for each of the years ended December 31, 2016 and December 31, 2015, together with the notes thereto and the auditors’ report thereon, and (ii) the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 that gives effect to the business combination of Stone and Talos, in each case as reported in the Company’s definitive consent solicitation statement/prospectus, dated April 9, 2018, filed with the Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, forming a part of Company’s registration statement on Form S-4 (File No. 333-222341), initially filed with the Commission on December 29, 2017, and declared effective on April 9, 2018.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed consolidated balance sheet of Stone as of March 31, 2018 and the related unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the three months ended March 31, 2018, together with the notes thereto, are included in Talos Petroleum LLC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, filed with the Commission on May 7, 2018, which is incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2018 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2018 that give effect to the business combination of Stone and Talos are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(d) List of Exhibits

EXHIBIT NO.	DESCRIPTION

2.1	Transaction Agreement, dated as of November 21, 2017, by and among Stone Energy Corporation, Sailfish Energy Holdings Corporation, Sailfish Merger Sub Corporation, Talos Energy LLC and Talos Production LLC (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Talos Energy Inc. (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

3.2	Amended & Restated Bylaws of Talos Energy Inc. (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

EXHIBIT NO.	DESCRIPTION

4.1	Stockholders’ Agreement, dated as of May 10, 2018, by and among Talos Energy Inc. and each of the other parties set forth on the signature pages thereto (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

4.2	Registration Rights Agreement, dated as of May 10, 2018, by and among Talos Energy Inc. and each of the other parties set forth on the signature pages thereto (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

4.3	Warrant Agreement, dated as of February 28, 2017, by and among Stone Energy Corporation, Computershare Inc. and Computershare Trust Company, N.A. (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

4.4	Amendment No. 1 to Warrant Agreement, dated as of May 10, 2018, by and among Talos Energy Inc., Stone Energy Corporation, Computershare Inc. and Computershare Trust Company, N.A. (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

4.5	Indenture, dated as of May 10, 2018, by and among Talos Production LLC, Talos Production Finance, Inc., the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee and collateral agent (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

4.6	Registration Rights Agreement, dated as of May 10, 2018, by and among Talos Production LLC, Talos Production Finance, Inc., the subsidiary guarantors and each of the holders set forth on the signature pages thereto (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.1	Exchange Agreement, dated as of November 21, 2017, by and among Talos Production LLC, Talos Production Finance Inc., Stone Energy Corporation, Sailfish Energy Holdings Corporation and the lenders and noteholders listed on the schedules thereto (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.2	Credit Agreement, dated as of May 10, 2018, by and among Talos Production LLC, as borrower, Talos Energy Inc., as holdings, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders named therein.

10.3	Intercreditor Agreement, dated as of May 10, 2018, between JPMorgan Chase Bank, N.A., as First Lien Agent, and Wilmington Trust, National Association, as Second Lien Agent (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.4	Talos Energy Inc. Long Term Incentive Plan (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.5	Indemnification Agreement (Timothy S. Duncan) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.6	Indemnification Agreement (Stephen E. Heitzman) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.7	Indemnification Agreement (John A. Parker) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.8	Indemnification Agreement (Michael L. Harding II) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.9	Indemnification Agreement (William S. Moss III) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.10	Indemnification Agreement (Gregory A. Beard) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.11	Indemnification Agreement (Christine Hommes) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

EXHIBIT NO.	DESCRIPTION

10.12	Indemnification Agreement (Robert M. Tichio) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.13	Indemnification Agreement (Olivia C. Wassenaar) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.14	Indemnification Agreement (Neal P. Goldman) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.15	Indemnification Agreement (John “Brad” Juneau) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.16	Indemnification Agreement (James M. Trimble) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.17	Indemnification Agreement (Charles M. Sledge) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.18	Indemnification Agreement (Donald R. Kendall, Jr.) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

10.19	Indemnification Agreement (Rajen Mahagaokar) (Included in the Company’s Original Report filed with the Commission on May 16, 2018, and incorporated herein by reference).

99.1	Unaudited consolidated balance sheet of Talos Petroleum LLC as of March 31, 2018 and the related unaudited consolidated statements of operations, comprehensive income (loss), changes in stockholders’ equity and cash flows for the three months ended March 31, 2018, together with the notes thereto (Included in Talos Petroleum LLC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018, filed with the Commission on May 7, 2018, and incorporated herein by reference).

99.2	Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2018 and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2018, together with the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2018

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name: Title:	William S. Moss III Executive Vice President, General Counsel and Secretary

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